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Exhibit 10.5

                                                                  14 August 2001

                             TO WHOM IT MAY CONCERN


I hereby retire, and resign with immediate effect from any and all corporate functions (including as a management or board member, or officer or any other similar function) which I currently hold with Carrier1 International GmbH or with any of the entities listed on Appendix A [Company will supply Appendix A] or any other entity directly or indirectly holding a majority or minority equity interest in ("own") or controlling, or owned or controlled by, or under common ownership or control with Carrier1 International GmbH (each a "Carrier1 entity") or any other legal entity to which I have been nominated or appointed for any such corporate function by a Carrier1 entity.

I hereby irrevocably appoint each of Kees van Ophem, Alex Schmid and each member of the board of Carrier1 International S.A., individually, as my attorney to execute all such documents and to do all such other acts and deeds as may be required to give full effect to the foregoing paragraph.



/s/  Stig Johansson
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Stig Johansson